UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 23, 2024
TRIUMPH FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation)	001-36722 (Commission File Number)	20-0477066 (IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas (Address of Principal Executive Offices)		75251 (Zip Code)
(214) 365-6900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TFIN	NASDAQ Global Select Market
Depositary Shares Each Representing a 1/40th Interest in a Share of 7.125% Series C Fixed-Rate Non-Cumulative Perpetual Preferred Stock	TFINP	NASDAQ Global Select Market

Item 5.07.Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Stockholders of Triumph Financial, Inc. (the “Company”) held on April 23, 2024 (the “Annual Meeting”), stockholders voted on the following matters:
(1)To elect the following Directors of the Company for a one-year term that will expire at the 2025 Annual Meeting of Stockholders or until their respective successors have been elected and qualified. Final voting results were as follows:

Name of Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Carlos M. Sepulveda, Jr.	18,717,228	578,793	12,888	1,513,221
Aaron P. Graft	18,912,203	385,663	11,043	1,513,221
Charles A. Anderson	18,452,442	842,864	13,603	1,513,221
Harrison B. Barnes	18,480,515	595,495	232,899	1,513,221
Debra A. Bradford	19,170,162	132,168	6,579	1,513,221
Richard L. Davis	18,293,375	1,001,694	13,840	1,513,221
Davis Deadman	18,905,920	390,102	12,887	1,513,221
Laura K. Easley	18,948,398	353,530	6,981	1,513,221
Maribess L. Miller	17,875,238	1,423,564	10,107	1,513,221
Michael P. Rafferty	19,154,086	145,997	8,826	1,513,221
C. Todd Sparks	18,640,523	654,666	13,720	1,513,221
(2)To approve on a non-binding advisory basis the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting. Final voting results were as follows:

Votes For	18,298,227
Votes Against	996,880
Abstentions	13,802
Broker Non-Votes	1,513,221
(3)To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the current fiscal year. Final voting results were as follows:

Votes For	20,332,957
Votes Against	480,866
Abstentions	8,307
Item 9.01.Financial Statements and Exhibits
(d)Exhibits.

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH FINANCIAL, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel
Date: April 23, 2024